Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
IN RE. TOWER AUTOMOTIVE, INC., ET. AL.

DEBTOR(S)
TOWER AUTOMOTIVE, INC., ET.AL. [1]	CASE NO. 05-10578 (ALG)
(JOINTLY ADMINISTERED)
CHAPTER 11
TWENTY-FIFTH MONTHLY OPERATING STATEMENT FOR
THE MONTH ENDED FEBRUARY 28, 2007
DEBTORS ADDRESS:
27175 HAGGERTY ROAD
NOVI, MICHIGAN 48377
MONTHLY DISBURSEMENTS: $88,979,243
DEBTORS’ ATTORNEY:
RICHARD M. CIERI (RC-6062)
KIRKLAND & ELLIS LLP
CITIGROUP CENTER
153 EAST 53RD STREET
NEW YORK, NEW YORK 10022-4675
TELEPHONE: (212) 446-4800
FACSIMILE: (212) 446-4900
-AND-
ANUP SATHY (AS-4915)
KIRKLAND & ELLIS LLP
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601
TELEPHONE: (312) 861-2000
FACSIMILE: (312) 861-2200
MONTHLY NET INCOME (LOSS): $(14,751,000)
REPORT PREPARER:
JAMES A. MALLAK
CHIEF FINANCIAL OFFICER
TOWER AUTOMOTIVE, INC.
The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE: MARCH 30, 2007	/S/ JAMES A. MALLAK

JAMES A. MALLAK, CHIEF FINANCIAL OFFICER
1 The Debtors in these jointly administered proceedings are: Tower Automotive, Inc.; Algoods, USA, Inc.; R.J. Tower Corporation; Tower Automotive Bardstown, Inc.; Tower Automotive Bowling Green, LLC; Tower Automotive Chicago, LLC; Tower Automotive Finance, Inc.; Tower Automotive Granite City, LLC; Tower Automotive Granite City Services, LLC; Tower Automotive International, Inc.; Tower Automotive International Holdings, Inc.; Tower Automotive International Yorozu Holdings, Inc.; Tower Automotive Lansing, LLC; Tower Automotive Madison, LLC; Tower Automotive Michigan, LLC; Tower Automotive Milwaukee, LLC; Tower Automotive Plymouth, Inc.; Tower Automotive Products Company, Inc.; Tower Automotive Receivables Company, Inc.; Tower Automotive Services and Technology, LLC; Tower Automotive Technology, Inc.; Tower Automotive Technology Products, Inc.; Tower Automotive Tool, LLC; Tower Services, Inc.; and Trylon Corporation.

TOWER AUTOMOTIVE, INC.
INDEX TO MONTHLY OPERATING REPORT

Description	Page(s)
Notes	1-3
Consolidated Debtors in Possession Statement of Operations for the month ended February 28, 2007	4
Consolidated Debtors in Possession Balance Sheet as of January 31, 2006 and February 28, 2007	5
Consolidated Debtors in Possession Statement of Cash Flows (indirect method) for the month ended February 28, 2007	6
Consolidated Debtors in Possession Liabilities Subject to Compromise as of February 28, 2007	7
Consolidated Debtors in Possession certification regarding payroll, sales, use and property taxes for the month ended February 28, 2007	8
Detail of Payroll Taxes Withheld and Paid	8-12
Statement regarding insurance policies	12
Debtors in Possession disbursements for the month ended February 28, 2007	13
United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, FEBRUARY 2007
NOTES TO MONTHLY OPERATING REPORT
General
The unaudited financial statements and supplemental information contained herein, represents the consolidated financial information for the debtors only and does not include Tower Automotive, Inc.’s non-debtor subsidiaries. The Debtors are:

Tower Automotive, Inc. (the Company)	Tower Automotive Madison, LLC
Algoods, USA, inc.	Tower Automotive Michigan, LLC
RJ Tower Corporation	Tower Automotive Milwaukee, LLC
Tower Automotive Bardstown, Inc.	Tower Automotive Plymouth, Inc.
Tower Automotive Bowling Green, LLC	Tower Automotive Products Company, Inc.
Tower Automotive Chicago, LLC	Tower Automotive Receivables Company, Inc.
Tower Automotive Finance, Inc.	Tower Automotive Services and Technology, LLC
Tower Automotive Granite City, LLC	Tower Automotive, s.r.o.
Tower Automotive Granite City Services, LLC	Tower Automotive Technology, Inc.
Tower Automotive International, Inc.	Tower Automotive Technology Products, Inc.
Tower Automotive International Holdings, Inc.	Tower Automotive Tool, LLC
Tower Automotive International Yorozu Holdings, Inc.	Tower Services, Inc.
Tower Automotive Lansing, LLC	Trylon Corporation d/b/a Tower Automotive
The information furnished in this report includes primarily normal recurring adjustments. The information provided is subject to our normal year-end management review process, which has not been fully completed as of the filing of this report. Such review may result in adjustments to the information furnished in this report. Such adjustments may be material. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the requirements of Accounting Principles Board Opinion No. 28 – “Interim Financial Reporting” and should be read in conjunction with the financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.
The results of operations reflected in this report are not necessarily indicative of the results of operations of Tower Automotive, Inc. and all of its subsidiaries on a consolidated basis, as the consolidated financial statements include both debtors and non-debtors. Please refer to Tower Automotive, Inc.’s Forms 8-K, 10-K and 10-Q as filed with the United States Securities and Exchange Commission for further information.
Chapter 11 Reorganization Proceedings
On February 2, 2005, Tower Automotive, Inc. and its United States subsidiaries (“Debtors”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court Southern District of New York (“the “Court”). The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession (“DIP”) pursuant to the Bankruptcy Code. An official committee of unsecured creditors has been appointed.
Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors’ liabilities as of the petition date or to enforce pre-petition date contractual obligations are automatically stayed. Absent approval from the Court, the Debtors are prohibited from paying pre-petition obligations. In addition, as a consequence of the Chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Court. However, the Debtors have requested that the Court approve certain pre-petition liabilities, such as payments for the retention of certain legal and financial professionals, employee wages and benefits and
United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 1-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, FEBRUARY 2007
NOTES TO MONTHLY OPERATING REPORT (CONTINUED)
certain other pre-petition obligations. Since the filing, all orders sufficient to enable the Debtors to conduct normal business activities, including approval of the Debtors’ DIP financing have been entered by the Court. While the Debtors are subject to Chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Court.
The provisions in Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) apply to the Debtors’ financial statements while the Debtors operate under the provisions of Chapter 11. SOP 90-7 does not change the application of generally accepted accounting principles in the preparation of financial statements. However, SOP 90-7 does require that the financial statements for periods including and subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.
Petition Date Financial Information
The financial information filed as of the petition date is subject to change. Tower Automotive may, at a future date, amend its schedules for updated financial information.
Intercompany Transactions
Intercompany transactions between the Debtors have been eliminated in this financial information. Intercompany transactions with the Company’s non-debtor subsidiaries have not been eliminated in these financial statements and are reflected as intercompany receivables and payables.
Income Taxes
Tower Automotive accounts for income taxes on a consolidated basis. Accordingly, income tax expense/benefit and income tax assets and liabilities in the accompanying statements of operations and balance sheets, respectively, do not necessarily reflect the entities current income tax position for the periods presented.
DIP Financing
In February 2005, the Court approved a Revolving Credit, Term Loan and Guaranty Agreement (“DIP Agreement”) with a national banking institution as agent for the lenders (“Lenders”) and each of the Lenders.
The DIP Agreement provides for a $725 million commitment of debtor-in-possession financing comprised of a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $300 million and a term loan in the aggregate principal amount of $425 million. The proceeds of the term loan have been used to refinance the Debtors’ obligation amounting to $425 million under the Credit Agreement. The proceeds of the revolving credit loans shall be used to fund the working capital requirements of the Debtors during the Chapter 11 proceedings. Obligations under the DIP Agreement are secured by a lien on the assets of the Debtors (which lien shall have first priority with respect to a significant portion of the Debtors’ assets) and by a super-priority administrative expense claim in each of the bankruptcy cases.
United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 2-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, FEBRUARY 2007
NOTES TO MONTHLY OPERATING REPORT (CONTINUED)
Advances under the DIP Agreement will bear interest at a fixed rate per annum equal to (x) the greatest (as of the date the advance is made) of the prime rate, the Base CD Rate (as defined in the DIP Agreement) plus 1%, or the Federal Funds Effective Rate (as defined in the DIP Agreement) plus 0.5%, plus (y) 1.75% prior to the amendment and 2.75%, as amended, in the case of a loan under the revolving facility, or 2.25% prior to the amendment and 3.5%, as amended in the case of the term loan. Alternatively, the Debtors may request that advances be made at a variable rate equal to (x) the Adjusted LIBO Rate (as defined in the DIP Agreement), for a one-month, three-month, six-month, or nine-month period, at the election of Debtors, plus (y) 2.75% prior to the amendment and 3.75%, as amended, in the case of a loan under the revolving facility, or 3.25% prior to the amendment and 4.5%, as amended in the case of the term loan. In addition, the DIP Agreement obligates the Debtors to pay certain fees to the Lenders as described in the DIP Agreement.
The DIP Agreement contains various representations, warranties and covenants by the Debtors that are customary for transactions of this nature, including (without limitation) reporting requirements and maintenance of financial covenants. The DIP Agreement was amended by the lenders on January 30, 2007 and was effective January 31, 2007. The facility extends the maturity date from February 2, 2007 to August 2, 2007. In addition, such amendment amends certain covenants contained in the DIP Agreement. The DIP agreement also amended adjustments of certain interest rates based on the current economic environment.
The Debtors’ obligations under the DIP Agreement may be accelerated following certain events of default, including (without limitation) failure to file a chapter 11 plan by May 2, 2007 that provides for the payment in full in cash of all DIP obligations on the effective date of such plan, any breach by the Debtors of any of the representations, warranties, or covenants made in the DIP Agreement or the conversion of any of the bankruptcy cases to a case under Chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to Chapter 7 of the Bankruptcy Code.
The DIP Agreement matures on August 2, 2007; however, the Debtors are obligated to repay all borrowings made pursuant to the DIP Agreement upon substantial consummation of a plan of reorganization of the Debtors that is confirmed pursuant to an order of the Bankruptcy Court.
United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 3-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, FEBRUARY 2007
CONSOLIDATED DEBTORS IN POSSESSION
STATEMENTS OF OPERATIONS
(Amounts in thousands of U.S. Dollars — unaudited)

February 1, 2007 to
February 28, 2007
Revenues	$87,577
Cost of sales	86,949

Gross profit	628
Selling, general and administrative expenses	4,932
Restructuring and asset impairment charges, net	2,015
Other operating income	379

Operating income (loss)	(6,698)
Interest expense	7,683
Interest income	(60)
Intercompany interest (income)/expense	(2,704)
Chapter 11 and related reorganization items	2,958

Income (loss) before provision for income taxes, equity in earnings of joint ventures, and minority interest	(14,575)
Provision (benefit) for income taxes	152

Income (loss) before equity in earnings of joint ventures	(14,727)
Equity in earnings of joint ventures, net of tax	(24)

Net income/(loss)	$(14,751)

The accompanying notes are an integral part of this financial information.
United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 4-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, FEBRUARY 2007
CONSOLIDATED DEBTORS IN POSSESSION
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands of U.S. dollars — unaudited)

	January 31, 2007	February 28, 2007
Current Assets:
Cash and cash equivalents	$1,248	$163
Accounts receivable	102,595	109,429
Inventories	43,754	41,230
Prepaid tooling and other	30,186	29,619

Total current assets	177,783	180,441
Property, plant and equipment, net	468,949	464,036
Investment in and advances to affiliates	781,732	788,988
Other assets, net	36,918	34,931

Total assets	$1,465,382	$1,468,396

Current Liabilities Not Subject to Compromise:
Current maturities of long-term debt and capital lease obligations	$3	$3
Current maturities of debtor-in-possession borrowings	640,400	652,400
Accounts payable	100,490	98,111
Accrued liabilities	96,201	101,011

Total current liabilities	837,094	851,525

Liabilities subject to compromise:	1,296,219	1,291,928

Non-Current Liabilities Not Subject to Compromise:

Long-term debt, net of current maturities	84,751	84,751
Other noncurrent liabilities	20,131	19,968

Total liabilities	2,238,195	2,248,172

Stockholders’ Deficit:	(772,813)	(779,776)

Total liabilities and stockholders’ deficit:	$1,465,382	$1,468,396

The accompanying notes are an integral part of this financial information.
United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 5-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, FEBRUARY 2007
CONSOLIDATED DEBTORS IN POSSESSION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands of U.S. Dollars — unaudited)

February 1, 2007 to
February 28, 2007
OPERATING ACTIVITIES:
Net loss	$(14,751)
Adjustments required to reconcile net loss to net cash provided by (used in) operating activities:
Chapter 11 and related reorganization items, net	1,482
Restructuring and asset impairment, net	2,549
Depreciation	7,697
Equity in earnings of joint ventures, net	24
Change in working capital and other operating items	(13,359)

Net cash provided by (used in) operating activities	(16,358)

INVESTING ACTIVITIES:
Cash disbursed for purchase of property, plant and equipment	3,273

Net cash used for investing activities	3,273

FINANCING ACTIVITIES:
Proceeds from non-Debtor in possession borrowings	—
Repayments of non-Debtor in possession borrowings	—
Borrowings from DIP credit facility	117,000
Repayments of borrowings from DIP credit facility	(105,000)

Net cash provided by (used in) financing activities	12,000

Net change in cash and cash equivalents:	(1,085)

Cash and Cash Equivalents, beginning of period	$1,248
Cash and Cash Equivalents, end of period	$163
The accompanying notes are an integral part of this financial information.
United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 6-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, FEBRUARY 2007
CONSOLIDATED DEBTORS IN POSSESSION
LIABILITIES SUBJECT TO COMPROMISE
(Amounts in thousands of U.S. Dollars — unaudited)

February 28, 2007
Liabilities subject to compromise:
Debt:
5.75% Convertible senior debentures	$124,999
Due to Tower Automotive Capital Trust	258,750
9.25% Senior Euro notes	192,495
12% Senior notes	258,000

Total debt	834,244
Pension and other post employment benefits	142,202
Pre-petition accounts payable and accruals	162,070
Accrued interest on debt subject to compromise	21,343
Executory Contracts	115,706
Intercompany payable balances to non-Debtor subsidiaries	16,363

Total	$1,291,928

The accompanying notes are an integral part of this financial information.
United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 7-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, FEBRUARY 2007
TAX PAYMENT CERTIFICATION
Tower Automotive’s US subsidiaries and Debtors have paid post petition tax payments as due. Tax bills which straddle the bankruptcy filing date have been split and accrued separately as pre petition and post petition amounts. The post petition amounts have been paid. Sales and payroll taxes for both pre petition and post petition periods have been paid in accordance with the Debtors’ first day motions.
Any exceptions to this certification (amounts under dispute, ongoing audits for post petition periods etc.) are listed below.
•	We are currently under audit by several states for sales and use tax. Such audits may result in additional amounts due to various state agencies for sales and use tax. However, it is not possible to predict the outcome of such audits at the date of this report.

•	The State of Kentucky has notified us regarding failure to file certain sales and use tax returns as due. As a result of this notification from the State of Kentucky, we have undergone a review of all of our location’s filing of sales and use tax returns. As a result of this review, we have determined that certain other locations are not filing sales and use tax returns. We intend to file these returns as soon as practicable. We believe that some of these returns will be filed with no amounts due.
Payroll Taxes withheld and paid
All payroll taxes have been paid when due. Amounts shown as not paid (differences) are not due as of the date of this information or reflect payments of taxes withheld in previous periods, which became due in the current period. We periodically withhold and remit payroll taxes in various other state and local jurisdictions which are not listed in this schedule as no amounts were withheld or due during the period.

Federal Income Tax Withholding
Taxes	2,044,223.58
Social Security — employee
Taxes	1,013,840.66
Social Security — employer
Taxes	1,013,848.67
Medicare — employee
Taxes	245,170.73
Medicare — employer
Taxes	245,172.59
Total Taxes Withheld	4,562,256.23
Total Taxes Paid	4,401,510.00

Difference	160,746.23
FUTA
Taxes	81,515.91
Paid	—

Difference	81,515.91

Illinois Unemployment Insurance
Taxes	91,048.40
Paid	—

Difference	91,048.40
United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 8-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, FEBRUARY 2007
Payroll taxes withheld and paid (continued)

Illinois Withholding
Taxes	33,180.96
Paid	34,780.69

Difference	(1,599.73)

Indiana Unemployment Insurance
Taxes	44,080.17
Paid	—

Difference	44,080.17

Indiana Withholding(also local withholdings)
Taxes	45,779.62
Paid	45,735.86

Difference	43.76

Kentucky Unemployment Insurance
Taxes	39,727.95
Paid	—

Difference	39,727.95

Kentucky Withholding
Taxes	11,337.10
Paid	18,521.11

Difference	(7,184.01)

Kentucky, Bardstown
Taxes	176.39
Paid	31.41

Difference	144.98

Kentucky, Nelson County
Taxes	8,264.80
Paid	8,905.95

Difference	(641.15)

Kentucky, KREDA
Taxes	66,880.79
Paid	—

Difference	66,880.79
United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 9-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, FEBRUARY 2007
Payroll taxes withheld and paid (continued)

Michigan Unemployment Insurance
Taxes	462,115.22
Paid	—

Difference	462,115.22

Michigan Withholding
Taxes	304,345.92
Paid	308,153.49

Difference	(3,807.57)

Michigan, Detroit
Taxes	8,118.84
Paid	7,160.21

Difference	958.63

Michigan, Grand Rapids
Taxes	1,221.82
Paid	1,740.94

Difference	(519.12)

Michigan, Pontiac
Taxes	63.38
Paid	57.63

Difference	5.75

Michigan, Port Huron
Taxes	81.69
Paid	—

Difference	81.69

Missouri Withholding
Taxes	—
Paid	5.00

Difference	(5.00)

Mississippi Unemployment Insurance
Taxes	11,305.63
Paid	—

Difference	11,305.63
United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 10-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, FEBRUARY 2007
Payroll taxes withheld and paid (continued)

Mississippi Withholding
Taxes	40,447.00
Paid	35,340.00

Difference	5,107.00

Ohio School Districts
Taxes	8,712.64
Paid	9,218.74

Difference	(506.10)

Ohio Unemployment Insurance
Taxes	36,968.64
Paid	—

Difference	36,968.64

Ohio Withholding
Taxes	53,173.73
Paid	56,415.95

Difference	(3,242.22)

Ohio, Bellevue
Taxes	9,026.74
Paid	—

Difference	9,026.74

Ohio, Bluffton
Taxes	9,869.96
Paid	—

Difference	9,869.96

Ohio, Toledo
Taxes	230.39
Paid	192.66

Difference	37.73

Ohio, Carey
Taxes	25.85
Paid	—

Difference	25.85
United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 11-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, FEBRUARY 2007
Payroll taxes withheld and paid (continued)

Ohio, Tiffin
Taxes	152.70
Paid	195.88

Difference	(43.18)

Ohio, Fostoria
Taxes	25.04
Paid	26.90

Difference	(1.86)

Ohio, Upper Sandusky
Taxes	2,167.15
Paid	—

Difference	2,167.15

Ohio, Hicksville
Taxes	125.29
Paid	—

Difference	125.29

Tennessee Unemployment Insurance
Taxes	23,259.78
Paid	—

Difference	23,259.78

Wisconsin Unemployment Insurance
Taxes	742.14
Paid	—

Difference	742.14

Wisconsin Withholding
Taxes	5,456.04
Paid	8,258.95

Difference	(2,802.91)
STATEMENT REGARDING INSURANCE POLICES
All insurance policies for the Debtors have been fully paid or financed by methods acceptable under the DIP Agreement for the period covered by this report, including workers’ compensation and disability insurance.
United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 12-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, FEBRUARY 2007
DISBURSEMENTS FOR THE MONTH ENDED FEBRUARY 28, 2007

Legal Entity	Monthly Disbursements
Tower Automotive, Inc.	$0
Algoods, USA, Inc.	$0
RJ Tower Corporation	$7,630,115
Tower Automotive Bardstown, Inc.	$9,461,259
Tower Automotive Bowling Green, LLC	$2,096
Tower Automotive Chicago, LLC	$3,266,763
Tower Automotive Finance, Inc.	$0
Tower Automotive Granite City, LLC	$252,894
Tower Automotive Granite City Services, LLC	$125,675
Tower Automotive International, Inc.	$0
Tower Automotive International Holdings, Inc.	$0
Tower Automotive International Yorozu Holdings, Inc.	$0
Tower Automotive Lansing, LLC	$7,139,983
Tower Automotive Madison, LLC	$0
Tower Automotive Michigan, LLC	$222,734
Tower Automotive Milwaukee, LLC	$127,309
Tower Automotive Plymouth, Inc.	$5,467,542
Tower Automotive Products Company, Inc.	$24,799,409
Tower Automotive Receivables Company, Inc.	$0
Tower Automotive Services and Technology, LLC	$0
Tower Automotive, s.r.o.	$0
Tower Automotive Technology, Inc.	$8,734,793
Tower Automotive Technology Products, Inc	$0
Tower Automotive Tool, LLC	$13,167,613
Tower Services, Inc.	$1,600,232
Trylon Corporation d/b/a/ Tower Automotive	$6,980,826

Total Disbursements	$88,979,243
United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

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